Exhibit 21.1

Subsidiaries of Registrant

•                  Prospect Medical Systems, Inc., a Delaware corporation

•                  Prospect Hospital Advisory Services, Inc., a Delaware corporation

•                  ProMed Health Services Company, a California corporation

•                  ProMed Health Care Administrators, a California corporation

•                  Alta Hospitals System, LLC, a California limited liability company

•                  Alta Los Angeles Hospitals, Inc., a California corporation

•                  Alta Hollywood Hospitals, Inc., a California corporation

•                  Brotman Medical Center, Inc., a California corporation

•                  Prospect Medical Group, Inc., a California corporation

•                  Prospect Health Source Medical Group, Inc., a California professional medical corporation

•                  Prospect Professional Care Medical Group, Inc., a California professional medical corporation

•                  Prospect NWOC Medical Group, Inc., a California professional medical corporation

•                  Genesis Healthcare of Southern California, Inc., a Medical Group, a California professional medical corporation

•                  StarCare Medical Group, Inc., a California professional medical corporation

•                  Pomona Valley Medical Group, Inc., a California professional medical corporation

•                  Upland Medical Group, a Professional Medical Corporation, a California professional medical corporation

•                  Nuestra Familia Medical Group, Inc., a California professional medical corporation

•                  APAC Medical Group, Inc., a California professional medical corporation

•      Santa Ana/Tustin Physicians Group, Inc., a California professional medical corporation

•                  AMVI/Prospect Health Network, a joint venture partnership

•                  Prospect Physician Associates, Inc., a California corporation

•                  Pinnacle Health Resources, a California corporation

•                  Prospect Advantage Network, Inc., a California corporation